Exhibit 99.1

                       Concord to Acquire Vitel Software

    MARLBORO, Mass.--(BUSINESS WIRE)--Dec. 15, 2004--

    Company Will Be First to Market with Complete Solution that
Proactively Manages Performance of Both Legacy and IP PBXs and Voice Mail Systems from Multiple Vendors

    Concord Communications, Inc. (NASDAQ: CCRD), a global provider of Business Service Management (BSM) software solutions, today announced that it has signed a definitive agreement to acquire privately-held Vitel Software, Inc., a leader in voice network performance management solutions. Vitel technology enables enterprises and service providers to manage the performance of next-generation IP and legacy voice networks and messaging systems, including voice mail, from multiple vendors such as market leaders Avaya and Nortel Networks.
    Industry analysts estimate there are currently more than 50 million enterprise phone lines connected to PBX systems in the U.S. alone. In addition, the North American market for voice mail and messaging equipment grew by a healthy 12 percent in 2003. While many companies are currently evaluating migrating to IP telephony, the vast majority of enterprise voice networks use legacy TDM technology, and the market for proactively managing these systems is underserved. With the expected acquisition of Vitel, Concord will be uniquely positioned to address this evolving market and deliver innovative solutions to customers before, during, and after their migration to an IP-based voice network. The combined offering will be the first and only complete solution to proactively manage voice network performance across multiple vendors (e.g. Avaya, Nortel, Cisco), multiple applications (e.g. PBX systems, voice mail), and multiple technologies (e.g. IP, TDM).
    "Although many organizations have begun to deploy voice over IP
(VoIP), the vast majority of today's business-critical voice traffic still travels over TDM-based voice networks," said Jeff Snyder, Vice President and Chief Analyst, Gartner Research. "Managing this heterogeneous (TDM + IP) environment requires new monitoring tools, allowing network managers to understand the impact of this new LAN/WAN traffic, and proactively address capacity planning issues during telephony migration. This knowledge is critical for ensuring Quality of Service for voice communications, and for measuring delivery against Service Level Agreements."

    Convergence Drives Deal

    For Concord and Vitel, the synergies between the two companies are clear. Both companies have strong intellectual property and a rich tradition of leadership in performance management solutions. Both companies have historically sold to enterprises and service providers, even sharing several joint customers. From a customer standpoint, the combination also makes sense. At many enterprises, the IT and telecommunications teams are converging, driving a need for fewer, simpler management solutions that can manage more and more business services - data, voice, etc. In the voice world, however, few existing management solutions deliver the robust capabilities needed to meet service level agreements or provide an integrated view into current or future capacity requirements.
    "For today's enterprises and managed service providers, voice is a business service that often supports more revenue than any other single service across the company," stated Jack Blaeser, President and CEO of Concord Communications. "As a result, IT and telecommunications organizations need proven tools that enable them to efficiently support the business. With this acquisition, we expect to bring to market a single solution that greatly simplifies management of voice networks, regardless of the underlying technology or the vendor of choice. We are confident that this transaction will allow Concord to claim a unique new leadership role in the Business Service Management market."
    Founded in 1991 and based in Worcester, Massachusetts, Vitel currently has more than 300 customers for its voice performance management solution. Like Concord's flagship data network management products, the Vitel solution provides comprehensive reporting, capacity analysis, and proactive service assurance for legacy and IP voice networks and messaging equipment. By using Vitel, customers can greatly simplify management of a heterogeneous voice network and automate many manual processes required for performance and capacity planning.
    "It has always been the mission of Vitel to deliver products that enable the most efficient, reliable, and secure operation of the enterprise voice network," stated John McCarthy, President and CEO of Vitel Software. "Telecom managers today are being asked to solve problems with the same level of precision as their counterparts on the data network team, but without the same tools. As a result, it makes perfect sense for Vitel to pair with Concord to deliver a comprehensive performance management solution. We look forward to making an important contribution to Concord's overall success."
    The purchase price is equal to $4 million in cash plus the assumption of debt and is expected to close in January 2005. Concord expects the deal to be accretive in 2005.
    More information is available online at:
http://www.concord.com/ccrd_vitel.shtml.

    About Vitel Software

    Vitel Software's performance management solutions manage disparate telecommunications systems. They provide a unified network view that empowers all organizational levels to control costs, optimize resources, and assure security and quality of service. Fortune 500 companies, universities, government institutions, and other organizations use Vitel's software products. Visit Vitel on the web at www.vitelsoftware.com.

    About Concord Communications

    Concord Communications, Inc. (Nasdaq: CCRD) provides an integrated software solution that enables companies to map their IT services to business needs, measure their actual end-user experience, and manage their applications, systems, and networks. More than 3000 companies worldwide, including 23 of the world's 24 largest service providers, rely on Concord's Business Service Management software to optimize IT services to drive business success. Based in Marlboro, Massachusetts, USA, Concord maintains offices around the globe and can be found on the web at www.concord.com.

    Concord Communications, Inc., the Concord logo, eHealth, and Map. Measure. Manage. are trademarks of Concord Communications, Inc.

    Forward-looking statements made in this press release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements as to the expected accretive nature of the transaction, statements as to the nature, size, and opportunity in the voice market, the benefits of the acquisition to Concord and other forward-looking statements. Readers are cautioned that all forward-looking statements involve risks and uncertainties, and actual results could differ materially from the forward-looking statements contained herein. Risks and uncertainties include, without limitation, risks in product development and market acceptance of, and demand for, the Company's products, specifically including the Company's business service management solution; risks associated with sales execution; risks associated with competition, specifically including competition in the business service management market; risks in technology development and commercialization; the failure to successfully complete the acquisition or to obtain the expected benefits of the acquisition, the risk that the transaction is not accretive, risks related to the integration of Vitel or the assumption of unexpected liabilities out of the acquisition; and other risks detailed in the Company's filings with the Securities and Exchange Commission, including but not limited to, the Company's annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward-looking statements should be considered in light of all these factors. The information contained in this press release is applicable only today and should thereafter be considered historical and will no longer constitute the Company's current expectations. The Company undertakes no obligation to update information contained in this press release

    CONTACT: Concord Communications
             Eric Snow, 508-486-4508
             esnow@concord.com
             or
             Greenough Communications
             Gillian Farquhar, 617-275-6514
             gillian@greenoughcom.com